Exhibit 10.1

SUBSCRIBER’S NAME: ___________________________________________________

QUANTUMSPHERE, INC.

A NEVADA CORPORATION

PROMISSORY NOTES WITH DETACHABLE

COMMON STOCK PURCHASE WARRANTS

SUBSCRIPTION BOOKLET

THE PRIVATE PLACEMENT OF SECURITIES DESCRIBED HEREIN HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THIS PRIVATE PLACEMENT IS MADE PURSUANT TO SECTION 4(2) OF SAID ACT, WHICH EXEMPTS FROM SUCH REGISTRATION TRANSACTIONS NOT INVOLVING A PUBLIC OFFERING. FOR THIS REASON, THESE SECURITIES WILL BE SOLD ONLY TO INVESTORS WHO MEET CERTAIN MINIMUM SUITABILITY QUALIFICATIONS DESCRIBED HEREIN.

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE SECURITIES OFFERED, INCLUDING THE MERITS AND RISKS INVOLVED. AN INVESTOR SHOULD BE PREPARED TO BEAR THE ECONOMIC RISK OF AN INVESTMENT IN THE COMPANY FOR AN INDEFINITE PERIOD OF TIME BECAUSE THE SECURITIES DESCRIBED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE LAWS OF ANY OTHER JURISDICTION, AND, THEREFORE, CANNOT BE SOLD UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THERE IS NO OBLIGATION OF THE ISSUER TO REGISTER THE SECURITIES UNDER THE SECURITIES ACT OR THE LAWS OF ANY OTHER JURISDICTION.

QUANTUMSPHERE, INC.

NOTE PURCHASE AGREEMENT

THIS NOTE PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of the date set forth on the signature page hereto by and between QuantumSphere, Inc., a Nevada corporation (the “Company”), and the investor whose name appears on the signature page hereto (the “Investor”).

WHEREAS, the Company is conducting a private placement (the “Private Placement”) of Promissory Notes (the “Notes”) and detachable common stock purchase warrants (the “Warrants”) on the terms set forth in the Notes and Warrants, respectively. The Notes and the Warrants are collectively referred to herein as the “Securities”; and

Whereas, the Private Placement is to be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) of the Securities Act and/or Rule 506 of Regulation D and is limited to persons who qualify as “accredited investors” as defined by Rule 501(a) of the Securities Act;

By execution below, the Investor acknowledges that the Company is relying upon the accuracy and completeness of the representations contained herein as a condition of complying with its obligations under applicable securities laws and this Agreement.

1.            Subscription. Subject to the terms and conditions of this Agreement, the Investor hereby agrees to subscribe for the Securities in the original principal amount set forth on the signature page hereto (the “Subscription Amount”). Upon receipt of the Subscription Amount by the Company via wire transfer to the account designated by the Company in Section 1.A below, the Company shall:

(i)           Issue to the Investor a Note in the original principal amount equal to the Subscription Amount and in substantially the form attached hereto as Exhibit A;

(ii)          Issue to the Investor a Common Stock Purchase Warrant in substantially the form attached hereto as Exhibit B; and

(iii)         Counter-execute the Registration Rights Agreement in substantially the form attached hereto as Exhibit C.

A.  QSI Wire Transfer instructions are as follows:

Wells Fargo Bank, N.A.

2677 Park Ave., Tustin, CA 92782

ABA No.: 121000248

Swift (International): WFBIUS6S

Account No.: 8098588943

Account Name: QuantumSphere, Inc.

B.            Binding Subscription; Right to Reject. Subject to the terms and conditions hereof, the Investor’s obligation to subscribe and pay for the Securities shall be complete and binding upon the execution and delivery of this Agreement. The Company reserves the right to reject all or any part of any subscription for the Securities for any reason or no reason, where the subscription for the Securities shall be subject to the acceptance of this Agreement by the Company.

2.           Use of Proceeds. The Company proposes to use the proceeds from the Securities to fund working capital. Accordingly, the Company’s management will have significant flexibility in applying the net proceeds of the Securities. The Investor should not invest in the Securities if the Investor is not willing to grant the Company’s management such discretion over the net proceeds of the Securities.

3.           Representations and Warranties – Investor. The Investor acknowledges and represents as follows:

(a)           That the Investor is in a financial position to hold the Securities for an indefinite period of time and is able to bear the economic risk and withstand a complete loss of the Investor’s investment in the Securities;

(b)           That the Investor, either alone or with the assistance of the Investor’s own professional advisor, has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risk of an investment in the Securities and has the net worth to undertake such risks;

(c)           That the Investor has obtained, to the extent the Investor deems necessary, the Investor’s own personal professional advice with respect to the risks inherent in the investment in the Securities, and the suitability of an investment in the Securities in light of the Investor’s financial condition and investment needs;

(d)           That the Investor believes that an investment in the Securities is suitable for the Investor based upon the Investor’s investment objectives and financial needs, and the Investor has adequate means for providing for the Investor’s current financial needs and personal contingencies and has no need for liquidity of investment with respect to the Securities;

(e)           That the Investor has been given certain information regarding the Company, and has asked for and received all information that Investor deems necessary and a reasonable person would deem necessary, to make an informed investment decision, and has relied upon that information for purposes of this investment;

(f)            That the Investor recognizes that the Securities as an investment involve a high degree of risk, including, but not limited to, the risk of economic losses from operations of the Company;

(g)           That the Investor realizes that there is no public market for the Securities and the Investor may be unable to liquidate the Investor’s investment in the event of an emergency, or pledge the Securities as collateral for a loan;

(h)           That the Investor realizes that (i) the purchase of the Securities is a long-term investment; (ii) the purchaser of the Securities must bear the economic risk of investment for an indefinite period of time because the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, the Securities cannot be resold unless they are subsequently registered under said laws or exemptions from such registrations are available; and (iii) the transferability of the Securities requires conformity with the restrictions contained in Section 4 below and legends will be placed on the certificate(s) representing the Securities, referring to the applicable restrictions on transferability;

(i)            That a legend will be placed on the Note or other instrument representing the Securities substantially to the following effect:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE FEDERAL OR STATE SECURITIES LAWS, AND HAVE BEEN ISSUED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS, INCLUDING, WITHOUT LIMITATION, THE EXEMPTION CONTAINED IN SECTION 4(2) OF THE SECURITIES ACT. NEITHER THIS NOTE NOR SUCH SECURITIES MAY BE SOLD OR TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT HAS BECOME AND IS THEN EFFECTIVE WITH RESPECT TO SUCH SECURITIES, (2) THIS NOTE OR SUCH SECURITIES, AS APPLICABLE, IS TRANSFERRED PURSUANT TO RULE 144 PROMULGATED UNDER THE SECURITIES ACT (OR ANY SUCCESSOR RULE) OR (3) THE COMPANY (AS HEREINAFTER DEFINED) HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT, TO THE EFFECT THAT THE PROPOSED SALE OR TRANSFER OF THIS NOTE OR SUCH SECURITIES IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ALL OTHER APPLICABLE FEDERAL OR STATE SECURITIES LAWS.

(j)            That the Investor was not solicited to purchase the Securities by any means of general solicitation, including but not limited to the following: (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio; or (ii) any meeting where attendees were invited by any general solicitation or general advertising; and

(k)           That no person, firm or corporation has or will have, as a result of any act or omission by the Investor, any right, interest or valid claim against the Company for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with the transactions contemplated by this Agreement.

4.           Transfer Restrictions. The Investor has been advised that the Securities have not been registered under the Securities Act or applicable state securities laws and that the Securities are being offered and sold pursuant to exemptions from such laws and that the Company’s reliance upon such exemptions is predicated in part on the Investor’s representations as contained herein. The Investor represents and warrants that the Securities are being purchased for the Investor’s own account and for investment purposes only, and without the intention of reselling or redistributing the same; the Investor has made no agreement with others regarding any of the Securities; and the Investor’s financial condition is such that it is not likely that it will be necessary to dispose of any of such Securities in the foreseeable future. The Investor further represents and agrees that if the Investor should later desire to dispose of or transfer any of the Securities in any manner, the Investor shall not do so without first obtaining (a) an opinion of qualified legal counsel acceptable to the Company that such proposed disposition or transfer may be lawfully made without the registration of such Securities pursuant to the Securities Act and applicable state securities laws, or (b) such registration (it being understood that, the Company’s shall not have any obligation to register the Securities for such purpose).

5.           Residency. The Investor represents and warrants that the Investor is a bona fide resident of, is domiciled in and received the offer and made the decision to invest in the Securities in the state set forth in Section 14 hereof, and the Securities are being purchased by the Investor in the Investor’s name solely for the Investor’s own beneficial interest and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization.

6.           Investor Suitability. The Investor represents and warrants that the Investor comes within one or more of the categories marked below, and that for any category marked the Investor has truthfully set forth the factual basis or reason the Investor comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL, EXCEPT FOR DISCLOSURES TO FEDERAL OR STATE REGULATORY AUTHORITIES. The Investor agrees to furnish any additional information that the Company deems necessary in order to verify the answers set forth below.

Category I	____	The Investor is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with the Investor’s spouse, presently exceeds $1,000,000, exclusive of the Investor’s primary residence. In the calculation of net worth (the amount of assets in excess of liabilities):

		•	The Investor may include equity in personal property and real estate, expressly excluding the Investor’s principal residence, cash, short-term investments, stocks and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

		•	The amount of debt secured by the primary residence, up to its estimated fair market value, is not included as a liability, unless the person incurred debt within 60 days before buying securities in the unregistered offering for the purpose of buying those securities and not for buying the residence. In that situation, the amount of debt borrowed during that 60-day period must be included as a liability.

• Any debt secured by the primary residence in excess of the estimated fair market value of the home is included as a liability.

Category II	____	The Investor is an individual (not a partnership, corporation, etc.) who had an individual income in excess of $200,000 in 2013 and 2014, or joint income with his/her spouse in excess of $300,000 in 2013 and 2014, and has a reasonable expectation of reaching that income level in 2015.

Category III	____	The Investor is a bank, savings and loan, insurance company; registered broker or dealer, registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title I of ERISA whose plan fiduciary is either a bank, savings and loan, insurance company or registered investment advisor or whose total assets exceed $5,000,000.

(describe entity)

Category IV	____	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

(describe entity)

Category V	____	The Investor is a non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, corporation, business trust, or partnership, not formed for the purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

(describe entity)

Category VI	____	The Investor is a trustee for a trust that is revocable by the grantor at any time (including an IRA) and the grantor qualified under either Category I or Category II above. A copy of the declaration of trust or trust agreement and a representation as to the net worth or income of the grantor is enclosed.

Category VII	____	The Investor is an entity all the equity owners of which are “accredited investors” within one or more of the above categories, other than Category IV or Category V. If relying upon this category alone, each equity owner must complete a separate copy of this Agreement.

(describe entity)

7.            Knowledge and Experience. The Investor further represents and warrants that the Investor has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of an investment in the Securities and protecting the Investor’s own interests in this transaction, and does not desire to utilize the services of any other person in connection with evaluating such merits and risks.

8.            Money Laundering. The Investor further represents and warrants that it is not, nor is any person or entity controlling, controlled by or under common control with the Investor, a Prohibited Person (as defined below), and that the funds used by the Investor exclude any funds received or derived from a Prohibited Person. All information provided with respect to the identity of the Investor is accurate, and all evidence of such identity is genuine. The Investor agrees to provide any information that may be requested by the Company or any other person with responsibility for implementing measures to prevent money laundering or terrorist financing to comply with its anti-money laundering program and related responsibilities from time to time. “Prohibited Person” means a person involved in money laundering or terrorist activities, including those persons or entities that are included on any relevant lists maintained by the U.S. Treasury Department’s Office of Foreign Assets Control, any senior foreign political figures, their immediate family members and close associates, and any foreign shell bank.

9.            Need for Additional Financing. The Investor acknowledges and understands that the Company may need to raise additional financing (either through private or public offerings of the equity or convertible debt securities of the Company or through loans, lines of credit and other forms of indebtedness by the Company). The issuance of additional equity or convertible debt securities will have the effect of reducing the relative interests of the Investor and may require the grant of certain rights, preferences or privileges superior to those of the Investor. In the event the Company is required to raise additional funds, the Investor acknowledges and understands that there is no assurance that the Company will be able to obtain the additional funds necessary on terms favorable to the Company, or at all, and that, if adequate funds are not available or are not available on acceptable terms, the Company may not be able to continue as a going-concern.

10.          Reliance on Representations and Warranties; Changes in Information. The Investor is informed of the significance to the Company of the foregoing representations, agreements and consents, and they are made with the intention that the Company will rely on them. The Investor further represents and warrants that the Investor’s representations and warranties do not contain any untrue statement of material fact or omit to state a material fact necessary in order to make said representations and warranties not misleading. The Investor further agrees that, if there should be any change in the information provided by the Investor to the Company (whether pursuant to this Agreement or otherwise), the undersigned will immediately furnish such revised or corrected information in writing to the Company.

11.          Representations and Warranties – Company. The Company represents and warrants as follows:

 (a)           Organization, Good Standing and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement, to issue and sell the Securities, and to carry out the provisions of this Agreement and to carry on its business as presently conducted. The Company is duly qualified to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business.

 (b)           Compliance with Other Instruments. The Company is not in violation or default of any term of its charter documents, each as amended, or of any provision of any mortgage, indenture, contract, lease, agreement, instrument or contract to which it is party or by which it is bound or of any judgment, decree, order or writ other than any such violation that would not have a material adverse effect on the Company. The execution, delivery, and performance of and compliance with this Agreement, and the issuance and sale of the Securities will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a material default under any such term or provision, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

(c)           Authorization; Binding Obligations. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization of this Agreement, and the exhibits hereto, the performance of all obligations of the Company hereunder and thereunder at the closing and the authorization, sale, issuance and delivery of the Securities pursuant hereto has been taken. The Agreement when executed and delivered, will be valid and binding obligations of the Company enforceable in accordance with their terms.

(d)           Compliance with Laws; Permits. The Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties, which violation would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement, except such as have been duly and validly obtained or filed, or with respect to any filings that must be made after the closing, as will be filed in a timely manner. The Company has all permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it.

(e)           Disclosure Documentation - Company Reports as Filed Pursuant to the Securities Exchange Act of 1934, as amended. The Company has delivered to Investor the Company’s period reports filed with the Securities and Exchange Commission, including its Transition Report on Form 10-KT filed on September 26, 2014, as updated through its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2014 filed on November 14, 2014, its Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2014 filed on February 17, 2015, and its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015 filed on May 14, 2015 (the “Disclosure Documentation”). The financial statements and notes, as well as the narrative, in the Disclosure Documents fairly presents the financial condition and the results of operations, balance sheet, and cash flow of the Company as at the respective dates of and for the periods referred to in such financial statements, all in accordance with GAAP, expressly subject to fiscal year-end adjustments (the effect of which will not, individually or in the aggregate, be materially adverse) and the absence of notes (that, if presented, would not differ materially from those included in the respective balance sheets).

(f)            Tax Matters. Except for matters that would not have a Material Adverse Effect (as defined herein) on the Company, to the knowledge of the undersigned, any and all Tax Returns required to be filed with respect to the Company for any period ending on or prior to the execution date of this Agreement have been timely filed (taking into account any extension of time to file granted to or obtained on behalf of the Company), all such federal and state, income and non-income Tax Returns were true, correct and complete in all material respects and were prepared in substantial compliance with all applicable Tax laws and regulations, all Taxes shown to be payable on such Tax Returns have been paid or will be paid by the Company prior to the date of execution of this Agreement and no deficiency for any material amount of Tax has been asserted or assessed by a Tax Authority against the Company. The Company is not currently the beneficiary of any extension of time within which to file any Tax Return, and no written claim has ever been made by a Taxing Authority in a jurisdiction where the Company does not file Tax Returns that the Company is or may be subject to taxation by that jurisdiction. Additionally, the Company makes the following warranties and representations with respect to Tax Matters:

(i)           The Company has withheld and remitted all material Taxes required to have been withheld and remitted by it on or prior to the execution of this Agreement in connection with any amounts paid or owing to any employee, independent contractor, creditor, member or other third party.

(ii)          The Company does not expect any Tax Authority to assess any additional Taxes for any period for which Tax Returns have been filed by the Company on or prior to the date of execution of this Agreement.

(iii)         No federal, state, local or non-U.S. Tax audits, administrative or judicial Tax proceedings are pending or being conducted with respect to the Company, and the Company has not received in writing from any federal, state, local or non-U.S. Tax Authority (including jurisdictions where the Company has not filed Tax Returns) any (1) notice indicating an intent to open an audit or other review, (2) request for information related to Tax matters, or (3) notice of deficiency or proposed adjustment for any amount of Tax proposed, asserted, or assessed by any Tax Authority against the Company.

(iv)         For purposes of this Agreement the following definitions apply:

(1)           “Material Adverse Effect” means a material adverse effect on the business or financial condition of the Company.

(2)           “Tax Authority” shall mean any governmental agency, board, bureau, body, department or authority of any United States federal, state or local jurisdiction or any foreign jurisdiction, having or purporting to exercise jurisdiction with respect to any Tax.

(3)           “Tax Returns” shall mean all reports, returns, declarations, statements, claims for refund or other information required to be supplied to a taxing authority in connection with Taxes.

(4)           “Taxes” shall mean all taxes, charges, fees, levies or other similar assessments or liabilities, including income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof.

(g)           Intellectual Property. The Company has sufficient title to and ownership of, or other rights to use, all trade secrets, and, to its knowledge, copyrights, information, proprietary rights, trademarks, service marks and trade names in each case necessary for its business as now conducted without any material conflict with or infringement of the rights of others, except where such failures or conflicts would not reasonably be expected to have a Material Adverse Effect. As of the date of this Agreement, the Company has not received any written, or to its knowledge, oral communications alleging that the Company has violated or, by conducting its business as proposed, would violate any of the trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity, except for such violations as would not reasonably be expected to have a Material Adverse Effect.

12.         Miscellaneous.

(a)           Governing Law and Jurisdiction. This Agreement shall be governed in all respects by the laws of the State of Nevada, without regard to any provisions thereof relating to conflicts of laws among different jurisdictions. The Investor hereby irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of the State of California. The Investor hereby agrees that all actions or proceedings arising out of or relating to this Agreement or the transactions contemplated hereby must be litigated exclusively in any such state or federal court, and accordingly, and the Investor irrevocably waives any objection which it may now or hereafter have to the laying of the venue of any such litigation in any such court.

(b)           Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto; provided, however, that the rights of Investor to purchase the Securities shall not be assignable without the consent of the Company. This Agreement shall not be construed so as to confer any right or benefit on any party not a party hereto, other than their respective successors, assigns, heirs, executors and administrators.

(c)           Entire Agreement; Amendment. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof and supersede all prior written or oral agreements and understandings relating thereto. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought. This Agreement integrates all prior oral and written negotiations between the parties relating to the purchase of the Securities by Investor and is the final agreement between the parties regarding same.

(d)           Notices, Etc. All notices under this Agreement shall be sufficiently given for all purposes if made in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, facsimile or other electronic transmission, to following addresses and numbers.

Notices to the Investor shall be addressed to:

with a copy to:

or at such other address and to the attention to such other person as the Investor may designate by written notice to the Company.

Notices to the Company shall be addressed to:

Kevin D. Maloney

Chief Executive Officer and President

QuantumSphere, Inc.

2905 Tech Center Dr.

Santa Ana, CA 92705

Facsimile: 714-545-6265

with a copy to:

Gregory L. Hrncir, Esq.

Chief Strategy Officer

QuantumSphere, Inc.

2905 Tech Center Dr.

Santa Ana, CA 92705

Facsimile: 714-545-6265

or at such other address and to the attention of such other person as the Company may designate by written notice to the Investor.

(e)           Delays or Omissions. No delay or omission to exercise any right, power or remedy occurring to any party upon any breach or default of the other party under this Agreement shall impair any such right, power or remedy of such first party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing or as provided in this Agreement.

(f)            Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without such provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

(g)           Counterparts. This Agreement may be executed at different times and in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

13.         Subscription Amount. The Parties agree that Investor has properly subscribed for the purchase of Securities in the following Subscription Amount, where a Note shall be issued in the original principal amount (the Subscription Amount):

$____________________.

14.         Residency. My state of residence, the state I received the offer to invest, and the state I made the decision to invest in the Securities is:

.

15.         Ownership of Securities. The Securities shall be issued in the following manner:

Place an “X” in one space below:

(a)         ____      Individual Ownership

(b)         ____      Community Property

(c)          ____      Joint Tenant with Right of Survivorship (both parties must sign)

(d)         ____      Trust

(e)         ____      Other

16.         Registration of the Securities. THE SECURITIES SUBSCRIBED FOR HEREIN SHOULD BE REGISTERED AS FOLLOWS:

.
Please print above the exact name(s) in which the Securities are to be held.

[SIGNATURE PAGE FOLLOWS]

SIGNATURE

The Investor hereby represents that the investor has read this entire Note Purchase Agreement and by the signature below agrees to the terms hereof.

Date:	Address to Which Correspondence Should Be Directed:

By:
Street Address
Name:
City, State and Zip Code

Title (if applicable):
Social Security Number

Telephone Number

Email Address

ACCEPTANCE

The subscription for the Securities is hereby accepted by QuantumSphere, Inc., a Nevada corporation, as of the date set forth below.

QUANTUMSPHERE, INC.

By:
Kevin D. Maloney
Chief Executive Officer and President

Date:

EXHIBIT A

PROMISSORY NOTE

THIS PROMISSORY NOTE (“NOTE”) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE FEDERAL OR STATE SECURITIES LAWS, AND HAVE BEEN ISSUED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS, INCLUDING, WITHOUT LIMITATION, THE EXEMPTION CONTAINED IN SECTION 4(2) OF THE SECURITIES ACT. NEITHER THIS NOTE NOR SUCH SECURITIES MAY BE SOLD OR TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT HAS BECOME AND IS THEN EFFECTIVE WITH RESPECT TO SUCH SECURITIES, (2) THIS NOTE OR SUCH SECURITIES, AS APPLICABLE, IS TRANSFERRED PURSUANT TO RULE 144 PROMULGATED UNDER THE SECURITIES ACT (OR ANY SUCCESSOR RULE) OR (3) THE COMPANY (AS HEREINAFTER DEFINED) HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT, TO THE EFFECT THAT THE PROPOSED SALE OR TRANSFER OF THIS NOTE OR SUCH SECURITIES IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ALL OTHER APPLICABLE FEDERAL OR STATE SECURITIES LAWS.

$_____________	September __, 2015

QUANTUMSPHERE, INC.

PROMISSORY NOTE

FOR VALUE RECEIVED, QuantumSphere, Inc., a Nevada corporation (the “Company”), promises to pay to the order of ____________________________, an individual, or such person’s successors and assigns (collectively, the “Holder”), the principal amount of _______________________________ Dollars ($_______________) (“Principal”), together with all accrued and unpaid interest hereunder, from first proceeds of the Company’s next financing (the “Company Financing”) , but in no event more than six (6) months following the date of issuance of the Note (the “Maturity Date”). The Company shall have sole discretion as to the repayment date of the Notes during the period noted in the immediately preceding sentence. Interest shall accrue and be payable as specified in Section 2.

This Note is one of a series (the “Series”) of promissory notes. The following is a statement of the rights of the Holder and certain conditions to which this Note is subject, and to which the Holder, by the acceptance of this Note, agrees:

1.           Definitions. As used in this Note, the following capitalized terms have the following meanings:

(a)           “Business Day” means a day (i) other than Saturday or Sunday, and (ii) on which commercial banks are open for business in the State of California.

(b)           “Event of Default” has the meaning given in Section 6 hereof.

(c)           “Highest Lawful Rate” means the maximum non-usurious rate of interest, as in effect from time to time, which may be charged, contracted for, reserved, received or collected by the Holder in connection with this Note under applicable law.

(d)           “Holder” shall mean the person or entity specified in the introductory paragraph of this Note or any person or entity who shall at the time be the registered holder of this Note.

(e)           “Note” shall mean this Promissory Note.

(f)            “Obligations” means all debts, liabilities and obligations of the Company to the Holder under this Note, including all unpaid Principal of this Note, all Interest accrued hereon, and all other amounts payable by the Company to the Holder hereunder, whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined.

2.           Interest. Interest shall accrue on all outstanding Principal from the date hereof as follows: (i) twenty percent (20%) from issuance of the Note through the sixty (60) day anniversary of the Note; (ii) thirty percent (30%) from day sixty-one (61) through day ninety (90); (iii) forty percent (40%) from day ninety-one (91) through day one hundred twenty (120); (iv) fifty percent (50%) from day one hundred twenty-one (121) through day one hundred fifty (150); (v) sixty percent (60%) from day one hundred fifty-one (151) through day one hundred eighty (180); and (vi) an additional ten percent (10%) for each thirty (30) day period following the one hundred eighty (180) day anniversary of the Note (“Interest”).

3.           Payment. The Principal and Interest shall be paid immediately from the proceeds of the Company Financing; provided, however, if the payment of is made prior to the sixty (60) day anniversary of the Note, the accrued Interest shall reflect the full 60-day period, or twenty percent (20%) of the Principal.

4.           Highest Lawful Rate. Notwithstanding any provision to the contrary contained herein, if during any period for which Interest is computed hereunder, the amount of Interest computed on the basis provided for in this Note, together with all fees, charges and other payments which are treated as interest under applicable law, as provided for herein or in any other document executed in connection herewith, would exceed the amount of such Interest computed on the basis of the Highest Lawful Rate, the Company shall not be obligated to pay, and the Holder shall not be entitled to charge, collect, receive, reserve or take Interest in excess of the Highest Lawful Rate, and during any such period the Interest payable hereunder shall be computed on the basis of the Highest Lawful Rate.

5.           Events of Default. Any of the following events which shall occur shall constitute an “Event of Default”:

(a)           the Company shall fail to pay when due any amount of principal or interest hereunder or other amount payable hereunder, where such failure continues for five (5) days after receipt of written notice from Holder specifying such failure; or

(b)           the Company shall: (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or any material part of its property; (ii) admit in writing its inability to pay its debts generally as they become due; (iii) make a general assignment for the benefit of any of its creditors; (iv) be dissolved or liquidated in full or in part; (v) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it; or (vi) take or approve any action for the purpose of effecting any of the foregoing; or

(c)           proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or any material part of its property, or a voluntary or involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect, shall be commenced and such involuntary case or proceeding shall not be dismissed or discharged within sixty (60) days of commencement; or an order for relief shall be entered against the Company under the federal bankruptcy laws as now or hereafter in effect; or

(d)          a default or event of default under any agreement of the Company shall occur that gives the holder of any other indebtedness for borrowed money of the Company the right to accelerate the maturity of such indebtedness (subject to any applicable cure periods set forth therein, if any); or

(e)           the Company shall fail to observe or perform any other covenant, obligation, condition or agreement contained in this Note and (i) such failure is not cured by the Company within the thirty (30) day period following receipt of written notice of default from Holder; or

(f)            any representation or warranty made or furnished by or on behalf of Company to Holder in writing in connection with this Note shall be false, incorrect, incomplete or misleading in any material respect when made or furnished.

Upon the occurrence of any Event of Default, (x) the Holder may at any time declare all unpaid Obligations to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Company; (y) the Holder may exercise all rights and remedies available to the Holder hereunder and applicable law, and (z) in the case of an Event of Default described in Section 5(b) or 5(c), all unpaid Obligations shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly and irrevocably waived by the Company.

6.           Successors and Assigns. Subject to the restrictions on transfer described in Section 8, the rights and obligations of the Company and the Holder hereunder shall be binding upon and inure to the benefit of the successors, assigns, heirs, administrators and transferees of the parties. Due to the reliance by the Company on the exemption from registration provided by Rule 506 of Regulation D, as promulgated pursuant to the Securities Act, and the representation by Holder to the Company that Holder is an “accredited investor” as such term is defined by Rule 501(a) of Regulation D, no assignment of this Note shall be made to any person who is not an “accredited investor”, where any assignment or transfer of this Note, or any attempt thereof, shall be null and void.

7.           Amendments and Waivers. This Note may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by the Company and Holder. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.

8.           Transfer of this Note. Transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company. Prior to presentation of this Note for registration of transfer, the Company shall treat the registered Holder hereof as the owner and the Holder of this Note for the purpose of receiving all payments of Principal and Interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and the Company shall not be affected by notice to the contrary.

9.             Assignment or Delegation by the Company. Neither this Note nor any of the rights, interests or obligations hereunder may be assigned or delegated in whole or in part by the Company without the prior written consent of Holder.

10.           Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon the Company or Holder under this Note shall be in writing and mailed or delivered to each party to its address set forth herein (or to such other address as the recipient of any notice shall have notified the other in writing). All such notices and communications shall be effective (a) when sent by a commercially recognized means of overnight delivery providing confirmation of receipt, on the business day following the deposit with such service; (b) when mailed, by registered or certified mail, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; and (c) when delivered by hand, upon delivery.

11.           Expenses; Waivers. If action is instituted to collect this Note, the Company promises to pay on demand all costs and expenses, including reasonable attorneys’ fees and costs, incurred in connection with such action. The Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

12.           Further Assurance. Each party shall execute, acknowledge, deliver, file, notarize and register (at its own expense) all documents, instruments, certificates, agreements and assurances and provide all information and take or forbear from all such action as the other party may reasonably deem necessary or appropriate to achieve the purposes of the Note or satisfy the obligations of the Company hereunder.

13.           Severability. Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Note shall be prohibited by or be invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Note, or the validity or effectiveness of such provision in any other jurisdiction.

14.           Cumulative Rights, etc. The rights, powers and remedies of Holder under this Note shall be in addition to all rights, powers and remedies given to Holder by virtue of any applicable law, rule or regulation of any governmental authority, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Holder’s rights hereunder. The Company waives any right to require Holder to proceed against any person or entity or to exhaust any collateral or to pursue any remedy in Holder’s power.

15.           No Waiver. No course of dealing between the Company and the Holder or any delay on the part of the Holder in exercising any rights or remedies shall operate as a waiver of any such right or remedy of the Holder.

16.           Construction. This Note is the result of negotiations among, and has been reviewed by, the Company, Holder and their respective counsel. Accordingly, this Note shall be deemed to be the product of all parties hereto, and no ambiguity shall be construed in favor of or against the Company or Holder.

17.           Other Interpretive Provisions. References in this Note to any document, instrument or agreement (a) includes all exhibits, schedules and other attachments thereto, (b) includes all documents, instruments or agreements issued or executed in replacement thereof, and (c) means such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Note refer to this Note as a whole and not to any particular provision of this Note. The words “include” and “including” and words of similar import when used in this Note shall not be construed to be limiting or exclusive.

18.           Governing Law and Jurisdiction. THIS NOTE AND ALL ACTIONS ARISING OUT OF OR IN CONNECTION WITH THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEVADA, WITHOUT REGARD TO THE CONFLICTS OF LAW RULES OF THE STATE OF NEVADA OR OF ANY OTHER JURISDICTION. THE HOLDER HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA. THE HOLDER AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MUST BE LITIGATED EXCLUSIVELY IN ANY SUCH STATE OR FEDERAL COURT, AND ACCORDINGLY, THE HOLDER IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH LITIGATION IN ANY SUCH COURT.

19.           Waiver of Jury Trial. EACH OF THE COMPANY AND THE HOLDER, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY AS TO ANY ISSUE RELATED HERETO IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS NOTE.

IN WITNESS WHEREOF, this Note has been executed by the Company as of the date first above written.

The Company:

QuantumSphere, Inc.,
a Nevada Corporation

By:
Kevin D. Maloney
	Title:	CEO & President

Acknowledged and agreed to this ___________________.

The Holder:

Signature

Name:

Title (if applicable):

EXHIBIT B

COMMON STOCK PURCHASE WARRANT

THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SHARES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

W-____	COMMON STOCK PURCHASE WARRANT

For the Purchase of Shares

of Common Stock, $0.001 par value

of

QuantumSphere, Inc.,

A Nevada Corporation

For value received, __________________________ (the “Holder”), or Holder’s assigns, is entitled to, for a period of five (5) years (the “Exercise Period”), exercise this Common Stock Purchase Warrant (the “Warrant”) for purchase and receive that number of fully paid and nonassessable shares of the common stock, $0.001 par value (the “Common Stock”), of QuantumSphere, Inc., a Nevada corporation (the “Company”) represented by the following:

(i)    120% of the face value of the promissory note (“Note”) issued in conjunction with the issuance of this Warrant, provided that the Note is repaid on or before the sixty (60) day anniversary of the Note;

(ii)	130% of the face value of the Note if the Note is repaid 61-90 days following issuance;

(iii)	140% of the face value of the Note if the Note is repaid 91-120 days following issuance;

(iv)	150% of the face value of the Note if the Note is repaid 121-150 days following issuance; or

(v)	160% of the face value of the Note if the Note is repaid 151-180 days following issuance.

The Warrants shall be exercisable for a period of five (5) years (“Exercise Period”) at a price of $3.00 per share (“Exercise Price”). For illustration purposes only, assuming an investment of $100,000, and repayment of the Note on the sixty (60) day anniversary of the Note, Holder would receive a warrant to purchase 40,000 shares of common stock, exercisable at $3.00 per share for a period of five (5) years. For further illustration purposes, assuming an investment of $100,000, and repayment of the Note on the 180-day anniversary of the Note, Holder would receive a warrant to 53,333 shares of common stock exercisable at $3.00 per share for a period of five (5) years.

1.           Exercise of Warrant. This Warrant may be exercised in whole or in part, from time to time, during the Exercise Period, by presentation and surrender hereof to the Company, with the Notice of Exercise annexed hereto duly executed and accompanied by payment by bank check or wire transfer of the Exercise Price for the number of shares specified in such form, together with all federal and state taxes applicable upon such exercise, if any. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant and the Exercise Price at the office of the Company, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. If the subscription rights represented hereby shall not be exercised at or before 5:00 P.M., Pacific Time, on the expiration date specified above, this Warrant shall become void and without further force or effect, and all rights represented hereby shall cease and expire.

2.           Call Provision. The Company may call the Warrant at any time if, for a period of ten (10) consecutive trading days, the average closing bid price of the Company’s Common Stock is $3.60 or more (as reported by a national securities exchange or the OTCQB), upon providing written notice to Holder (the “Redemption Notice”) of its intention to redeem the Warrant. The Holder shall have a period of thirty (30) days to exercise the Warrant from the date of the Redemption Notice (the “Redemption Notice Date”). The Holder may exercise this Warrant, including any portion subject to a Redemption Notice, at any time and from time to time during the period from the Redemption Notice Date through the date on which the redemption price for such Warrants is paid by the Company, and the Company shall honor all tendered exercises of the Warrant during such period. All Redemption Notices under this Section 2 shall be irrevocable. In the event the Warrant is not exercised in full during the 30-day period, then in such event the Company may redeem the Warrant, at a redemption price equal to $0.01 per share of Common Stock.

3.           Rights of the Holder. Prior to exercise of this Warrant, the Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

4.           Adjustment in Number of Shares.

(A)           Adjustment for Reclassifications. In case at any time, or from time to time, after the date of issue (“Issue Date”), the holders of the Common Stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefore, other or additional stock or other securities or property (including cash) by way of stock-split, spinoff, reclassification, combination of shares or similar corporate rearrangement (exclusive of any stock dividend of its or any subsidiary’s capital stock), then and in each such case the Holder(s) of this Warrant, upon the exercise hereof as provided in Section 1, shall be entitled to receive the amount of stock and other securities and property which such Holder(s) would hold on the date of such exercise if on the Issue Date they had been the holder of record of the number of shares of Common Stock of the Company called for on the face of this Warrant and had thereafter, during the period from the Issue Date, to and including the date of such exercise, retained such shares and/or all other or additional stock and other securities and property receivable by them as aforesaid during such period, giving effect to all adjustments called for during such period. In the event of a declaration of a dividend payable in shares of any equity security of a subsidiary of the Company, then the Company may cause to be issued a warrant to purchase shares of the subsidiary (“Springing Warrant”) in an amount equal to such number of shares of the subsidiary’s securities to which the Holders would have been entitled, but conditioned upon the exercise of this Warrant as a prerequisite to receiving the shares issuable pursuant to the Springing Warrant.

(B)           Adjustment for Reorganization, Consolidation, Merger. In case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable on the exercise of this Warrant) after the Issue Date, or in case, after such date, the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then and in each such case the Holder(s) of this Warrant, upon the exercise hereof as provided in Section 1, at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which such Holder(s) would be entitled had the Holders exercised this Warrant immediately prior thereto, all subject to further adjustment as provided herein; in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

4.           Officer’s Certificate. Whenever the number of shares of Common Stock issuable upon exercise of this Warrant or the Exercise Price shall be adjusted as required by the provisions hereof, the Company shall forthwith file in the custody of its Secretary at its principal office, an officer’s certificate showing the adjusted number of shares of Common Stock or Exercise Price determined as herein provided and setting forth in reasonable detail the facts requiring such adjustment. Each such officer’s certificate shall be made available at all reasonable times for inspection by the Holder(s) and the Company shall, forthwith after each such adjustment, deliver a copy of such certificate to the Holder(s). Such certificate shall be conclusive as to the correctness of such adjustment.

5.           Restrictions on Transfer. Certificates for the shares of Common Stock to be issued upon exercise of this Warrant shall bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SHARES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

The Holder, by acceptance hereof, agrees that, absent an effective registration statement under the Securities Act of 1933, as amended (the “Act”), covering the disposition of this Warrant or the Common Stock issued or issuable upon exercise hereof, such Holder(s) will not sell or transfer any or all of this Warrant or such Common Stock without first providing the Company with an opinion of counsel reasonably satisfactory to the Company to the effect that such sale or transfer will be exempt from the registration and prospectus delivery requirements of the Act. The Holder agrees that the certificates evidencing the Warrant and Common Stock which will be delivered to the Holder by the Company shall bear substantially the legend set forth above in this Section 5. The Holder of this Warrant, at the time all or a portion of such Warrant is exercised, agrees to make such written representations to the Company as counsel for the Company may reasonably request, in order that the Company may be reasonably satisfied that such exercise of the Warrant and consequent issuance of Common Shares will not violate the registration and prospectus delivery requirements of the Act, or other applicable state securities laws.

6.           Loss or Mutilation. Upon receipt by the Company of evidence satisfactory to it (in the exercise of reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of any Warrant and (in the case of loss, theft or destruction) of indemnity satisfactory to it (in the exercise of reasonable discretion), and (in the case of mutilation) upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

7.           Reservation of Common Stock. The Company shall at all times reserve and keep available for issue upon the exercise of the Warrant such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants.

8.           Notices. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, to the address furnished to the Company in writing by the Holder.

9.           Change; Waiver. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

10.         Law Governing. This Warrant shall be construed and enforced in accordance with and governed by the laws of Nevada.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer on _______________________.

QUANTUMSPHERE, INC.

By:

Kevin D. Maloney
CEO & President

NOTICE OF EXERCISE

TO:	QUANTUMSPHERE, INC.	DATE:

The undersigned hereby elects irrevocably to exercise the within Warrant and to purchase                               shares of the Common Stock of the Company called for thereby, and hereby makes payment by bank check or wire transfer of $                     (at the Exercise Price defined in the Warrant) in payment of the Exercise Price pursuant thereto. Please issue the shares of the Common Stock as to which this Warrant is exercised to:

and if said number of Warrants shall not be all the Warrants evidenced by the within Warrant, issue a new Warrant for the balance remaining of such Warrants to _____________________ at the address stated above.

By:

Print Name:

EXHIBIT C

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is dated _______________ by and between QuantumSphere, Inc., a Nevada corporation (the “Company”), and each of the signatories hereto (collectively, the “Investor”).

RECITALS

WHEREAS, to induce the Investor to invest in the Offering described in the accompanying Note Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

AGREEMENT

1.           DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings:

a.             “Person” means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

b.             “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous or delayed basis (“Rule 415”), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the “SEC”).

c.             “Registrable Securities” means shares of common stock issuable to Investor upon exercise of the warrants issued to Investor pursuant to the Offering (“Warrant Shares”).

d.             “Registration Statement” means a registration statement filed with the SEC, pursuant to the Securities Act, that includes the Registrable Securities.

2.           REGISTRATION.

a.              Piggyback Registration Rights. Investor shall be afforded unlimited piggyback registration rights with respect to the Warrant Shares. The Company shall notify the Investor in writing no less than fifteen (15) calendar days prior to the filing of any Registration Statement on Form S-1 or S-3 of its intention to file such registration statement with the Securities and Exchange Commission. The Investor shall have a period of ten (10) calendar days to notify the Company of its intention to have its Registrable Securities included in such Registration Statement.

b.             Sufficient Number of Warrant Shares Registered. The number of shares of common stock included in a Registration Statement filed pursuant to Section 2(a) shall be sufficient to cover all of the Registrable Securities.

3.           RELATED OBLIGATIONS.

a.             The Company shall keep the Registration Statement effective pursuant to Rule 415 at all times until the date on which the Investor shall have sold all the Registrable Securities covered by such Registration Statement (the “Registration Period”), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

b.             The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company’s filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company shall have incorporated such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

c.             The Company shall furnish to the Investor without charge, (i) at least one (1) copy of such Registration Statement as declared effective by the SEC and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) one (1) copy of the final prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

d.             The Company shall use its best efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of such jurisdictions in the United States as the Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (w) make any change to its certificate of incorporation or by-laws, (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Investor of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

e.             As promptly as practicable after becoming aware of such event or development, the Company shall notify the Investor in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver one (1) copy of such supplement or amendment to each Investor. The Company shall also promptly notify the Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the Investor by facsimile on the same day of such effectiveness), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

f.             The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction within the United States of America and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Investor of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

g.             At the reasonable request of the Investor, the Company shall furnish to the Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as the Investor may reasonably request (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, if any, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering (if applicable), addressed to the Investor.

h.             The Company shall hold in confidence and not make any disclosure of information concerning the Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning the Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to the Investor and allow the Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

i.             The Company shall use its best efforts either to cause all the Registrable Securities covered by a Registration Statement (i) to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or to secure the inclusion for quotation on the Over-The Counter Bulletin Board for such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(i).

j.             The Company shall cooperate with the Investor to the extent applicable, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investor may reasonably request and registered in such names as the Investor may request; provided, however, delivery of such certificates shall not be made until such Registration Statement is declared effective by the SEC and all applicable state securities regulatory agencies.

k.             The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

l.             The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

m.           Within two (2) business days after a Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investor) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit 1.

n.              The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of Registrable Securities pursuant to a Registration Statement.

4.           OBLIGATIONS OF THE INVESTOR.

The Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e), the Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until the Investor’s receipt of a copy of the supplemented or amended prospectus contemplated by Section 3(e) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended certificates for shares of Common Stock to a transferee of the Investor in accordance with the terms of the Offering in connection with any sale of Registrable Securities with respect to which the Investor has entered into a contract for sale prior to the Investor’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e) and for which the Investor has not yet settled. All selling expenses relating to the Registrable Securities shall be borne exclusively by the Investor.

5.           EXPENSES OF REGISTRATION.

All expenses incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers, legal and accounting fees shall be paid by the Company.

6.           INDEMNIFICATION.

With respect to Registrable Securities which are included in a Registration Statement under this Agreement:

a.             To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Investor, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls the Investor within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation there under relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). The Company shall reimburse the Investor and each such controlling person promptly as such expenses are incurred and are due and payable, for any legal fees or disbursements or other reasonable expenses incurred by them in connection with investigating or defending any such Claims. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (x) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (y) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(e); and (z) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person. In connection with a Registration Statement, the Investor agrees to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in this Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or is based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by the Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(d), the Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to the Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6 with respect to any prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the prospectus was corrected and such new prospectus was delivered to the Investor prior to the Investor’s use of the prospectus to which the Claim relates.

b.             Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person that relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

c.             The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

d.             The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.           CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

8.           REPORTS UNDER THE EXCHANGE ACT.

The Company agrees to file all periodic and other reports required to be filed as a publicly reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to:

a.             make and keep public information available as those terms are understood and defined in Rule 144 that may at any time permit the Investors to sell securities of the Company to the public without registration (“Rule 144”);

b.             file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company’s obligations under Section 6 hereof) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

c.             furnish to the Investor, so long as the Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration.

9.           AMENDMENT OF REGISTRATION RIGHTS.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this Section 9 shall be binding upon the Investor and the Company. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

10.         MISCELLANEOUS.

a.             A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

b.             Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company, to:	QuantumSphere, Inc.
2905 Tech Center Dr. Santa Ana, CA 92705
Attention: Kevin D. Maloney
Facsimile: (714) 545-6266

If to the Investor, to:

Any party may change its address by providing written notice to the other parties hereto at least five (5) days prior to the effective date of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

c.              Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

d.              This Agreement shall be governed by and construed under the law of the State of Nevada, disregarding any principles of conflicts of law that would otherwise provide for the application of the substantive law of another jurisdiction. The Company and the Investor each: (a) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in California, or in the United States District Court, Los Angeles, California; (b) waives any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum; and (c) irrevocably consents to the jurisdiction of the California State Court, or the United States District Court, Los Angeles, California in any such suit, action or proceeding. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

e.              The Agreement, the Note Purchase Agreement, the10% Subordinated Convertible Promissory Note, the Security Agreement, and the Common Stock Purchase Warrant constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. The foregoing agreements supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

f.              This Agreement shall inure to the benefit of and be binding upon the permitted heirs, personal representatives, successors and assigns of each of the parties hereto.

g.              The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

h.              This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

i.               Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

j.               The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

k.              This Agreement is intended for the benefit of the parties hereto and their respective permitted heirs, personal representatives, successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by any other Person.

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

“INVESTOR”

By:

Name:

Title (if applicable):

“BORROWER”

QUANTUMSPHERE, INC.,

a Nevada corporation

By:
Kevin D. Maloney
Chief Executive Officer & President

EXHIBIT 1

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

[TRANSFER AGENT]

Attn:

Re:	QUANTUMSPHERE, INC.

Ladies and Gentlemen:

We are counsel to QuantumSphere, Inc., a Nevada corporation (the “Company”), and have represented the Company in connection with that certain private placement (the “Offering”), pursuant to which the Company issued to                                   (the “Investor”) Promissory Notes and detachable warrants to purchase shares of common stock (the “Warrant”). Pursuant to the Offering, the Company also has entered into a Registration Rights Agreement with the Investors (the “Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the Company’s obligations under the Registration Rights Agreement, on ____________ ____, the Company filed a Registration Statement on Form ________ (File No. 333-_____________) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the Registrable Securities which names the Investor as a selling stockholder thereunder.

In connection with the foregoing, we advise you that a member of the SEC’s staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the Securities Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the Securities Act pursuant to the Registration Statement.

Very truly yours,

By:
cc:	Investor

EXHIBITS